UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dow Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on April 15, 2021

DOW INC.

DOW INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 2211 H.H. DOW WAY MIDLAND, MI 48674

Meeting Information

Meeting Type: Annual Meeting of Stockholders
For holders as of: February 22, 2021
Date: April 15, 2021 Time: 8:00 AM Eastern Time
Location: Meeting online via the Internet-please visit

    www.virtualshareholdermeeting.com/DOW2021.

The company will be hosting the meeting online via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/DOW2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares of Common Stock in the Company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a paper or e-mail copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

This e-mail address should NOT be used for any other requests, instructions or inquiries. Please make the request to receive a paper or e-mail copy as instructed above on or before April 1, 2021 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

    Before The Meeting:

To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote must be received by 11:59 PM Eastern Time on April 14, 2021.

    During The Meeting:

Go to www.virtualshareholdermeeting.com/DOW2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote must be received by 11:59 PM Eastern Time on April 14, 2021.

Voting Items

The Board of Directors recommends that you vote FOR all

director nominees in Agenda Item 1, FOR Agenda Items

2, 3, 4 and 5, and AGAINST Agenda Item 6.

1.  Election of Directors

Nominees:

1a.     Samuel R. Allen

1b.     Gaurdie Banister Jr.

1c.     Wesley G. Bush

1d.     Richard K. Davis

1e.     Debra L. Dial

1f.     Jeff M. Fettig

1g.     Jim Fitterling

1h.     Jacqueline C. Hinman

1i.      Luis A. Moreno

1j.      Jill S. Wyant

1k.     Daniel W. Yohannes

2.	Advisory Resolution to Approve Executive Compensation

3.	Approval of the Amendment to the 2019 Stock Incentive Plan

4.	Approval of the 2021 Employee Stock Purchase Plan

5.	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2021

6.	Stockholder Proposal – Shareholder Right to Act by Written Consent

NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.